THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

PETROSONIC ENERGY, INC.

A Nevada Corporation

UNSECURED CONVERTIBLE DEBENTURE

June 21, 2012

Petrosonic Energy, INC, a Nevada corporation (the "Corporation"), is indebted and, for value received, promises to pay to or to the order of Jackson Bennett LLC together with any successor thereto and any other person who becomes a holder of this Debenture, (“Holder”), on demand but no later than June 21, 2013 (the "Due Date"), upon presentation of this Debenture, Forty Thousand United States Dollars (US$40,000.00) (the "Principal Amount"). Interest shall accrue on the outstanding Principal Amount at the rate of ten percent (10%) per annum. Interest shall be calculated on the basis of a year of three hundred sixty five (365) days applied to the actual days on which there exists an unpaid balance under this Note.

The Corporation covenants, promises and agrees as follows:

1. Covenants of the Corporation

The Corporation hereby covenants and agrees with Holder that so long as any of the Principal Amount or any interest remains unpaid:

1.1 To pay indebtedness. The Corporation will duly and punctually pay or cause to be paid to Holder all indebtedness due hereunder at the dates and places, in the currencies and in the manner mentioned herein.

1.2 To maintain existence. The Corporation will at all times maintain its corporate existence.

1.3 To carry on its business. The Corporation will carry on its business in a proper and efficient manner, and will keep or cause to be kept proper books of account and make or cause to be made therein true and faithful entries of all material dealings and transactions in relation to its business and will make available or cause to be made available such books of account for inspection by Holder and its representatives during normal business hours.

1.4 To pay taxes. The Corporation will pay or cause to be paid all taxes, rates, government fees and dues levied, assessed or imposed upon it and upon its property or any part thereof, as and when the same become due and payable, save and except when and so long as the validity of any such taxes, rates, fees, dues, levies, assessments or imposts is in good faith by proper legal proceedings contested by it in which event it shall satisfy the Holder and if requested by the Holder furnish security satisfactory to the Holder that such contestation will involve no forfeiture of any of its property and to duly observe and conform to all valid and material requirements of any governmental authority relative to any of its property and all covenants, terms and conditions upon or under which such property is held provided, however, that nothing herein contained shall require it to observe any such requirements so long as it shall, in good faith, be contesting its obligation to observe such requirements.

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1.5 Not to Amend Articles or By-Laws. The Corporation shall not without the Holder's prior written consent, amend or restate its articles of incorporation nor amend, repeal, replace or restate any of its by-laws or any unanimous shareholders agreement relating to it.

1.6 To perform obligations and to renew. The Corporation will from time to time punctually observe and perform all material obligations and pay and discharge all amounts payable under or by virtue of, and defend, and ensure the enforceability of any exclusive rights to, any patent, trademark, lease, license, concession, franchise or right held by it so long as the same is of commercial value to it and during such time will not suffer or permit any default for which any of the same may be terminated so that its interest therein may at all times be preserved as unimpaired; provided however that nothing herein contained shall require the Corporation to make any such payments so long as it shall in good faith contest its liability therefor.

1.7 Not to Sell Assets, Issue Options, Mergers, Etc. The Corporation shall not:

(a) sell, lease or otherwise transfer the undertaking, property and assets of any of its operating divisions or subsidiaries as an entirety or substantially as an entirety in one or more transactions, or, sell, lease or otherwise dispose of its undertaking, property and assets as an entirety in one or more transactions;

(b) issue any equity securities of the type; or

(c) amalgamate or merge with any other corporation or effect any corporate reorganization;

without the prior written consent of the Holder.

1.8 To repair. The Corporation will, and will cause each of the Subsidiaries to, at all times, repair and keep in repair and good order and condition, or cause to be so repaired and kept in repair and good order and condition, all buildings, erections, machinery, plant and equipment used in or in connection with its business which are necessary for efficient operation up to a modern standard of usage, and renew and replace or cause to be renewed and replaced all and any of the same which may become worn, dilapidated, unserviceable, inconvenient, obsolete or destroyed, even by a fortuitous event, fire or other cause, and which are necessary for efficient operation, and, at all reasonable times during normal business hours allow the Holder or its duly authorized agent access to its premises in order to view the state and condition of the same.

1.9 To insure.

(a) Property Cover - The Corporation will, and will cause each of the Subsidiaries to, insure at its own expense the assets of the Corporation or such Subsidiary at all times during the term hereof to an amount equal to the replacement value thereof with a company or companies that are nationally known or are approved by the Holder, against loss or damage by fire, lightning, explosion, windstorm, aircraft or vehicles or other insurable hazards which are now or may hereafter from time to time be insured against by the terms of a standard fire extended coverage insurance or additional perils supplemental contract of insurance including, if applicable, boiler and pressure vessel insurance against loss or damage to property of a class or kind similar to the property and assets of the Corporation. The Corporation shall, and will cause each of the Subsidiaries to, also maintain such other insurance policies as the Holder shall reasonably require in connection with the Corporation and its business including, without restriction, business interruption insurance and liability insurance.

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(b) Renewal Receipt - The Corporation shall, 15 days prior to the expiry of any insurance policy required hereby, deliver or cause to be delivered to the Holder a renewal receipt, binder or new policy, or otherwise satisfy the Holder that such insurance has been renewed.

1.10 Compliance With Laws. The Corporation shall carry on its business in compliance with all applicable laws, regulations, by-laws and orders including, without limitation, all laws relating to environment protection, the maintenance and disposal of hazardous materials and wastes, land use and occupational safety and health. The Corporation shall give notice to the Holder of any notice received by it or any Subsidiary of any violation of such laws, regulations, by-laws or orders of any impending or threatened investigations or proceedings in connection therewith or of any proceedings commenced or threatened by any other person in connection with environmental, health or safety matters.

1.11 Not to Permit Encumbrances. The Corporation shall not create or permit to exist any security interest, mortgage, charge, pledge, lien or other encumbrance upon its assets.

1.12 Not to Incur Indebtedness for Borrowed Money; Non-Equity Securities. The Corporation shall not incur, guarantee or otherwise become liable in respect of, any indebtedness for borrowed money or issue any class of shares or other securities, subsequent to the date hereof without the prior written consent of the Holder.

1.13 To Pay Expenses. The Corporation shall pay all costs, charges and expenses (including legal fees and disbursements) of or incurred by the Holder and Holder in connection with this Debenture, and any other security documents delivered after the date hereof to the Holder, and all ancillary documents or the enforcement hereof and of such security.

1.14 Reporting Requirements. Corporation shall provide and deliver the following financial statements and other reports to the Holder:

(a) Balance Sheet and Income Statement. Within 60 days after the last day of each fiscal quarter of Corporation, a copy of Corporation's consolidated balance sheet and income statement prepared by Corporation as of the end of and for such quarter and certified by Corporation to be true and correct and to have been prepared in accordance with generally accepted accounting principles that are consistent with those previously applied in Corporation's most recent financial statement.

(b) Financial Statements. Upon preparation, but in any event within 90 days after the last day of each fiscal year of the Corporation, the financial statements of the Corporation as of the end of and for such fiscal year setting forth in comparative form the correspondence figures of the financial statements showing the balance sheet, the income statement and the source and application of funds statement as of the end of the preceding fiscal year, all in reasonable detail and certified by a firm of independent certified public accountants acceptable to Holder.

(c) Additional Information. Such further information as may reasonably be necessary or as Holder may reasonably request to determine whether the Corporation is complying with its obligations under this Agreement, and the security documents, or to determine the financial condition of the Corporation.

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1.15 Holder Entitled to Perform Covenants.  If the Corporation shall fail to perform any covenant on its part herein contained, the Holder may, in its discretion, perform any such covenant capable of being performed by it and, if any such covenant requires the payment or expenditure of money, the Holder may make payments or expenditures with its own funds, or with money borrowed by or advanced to it for such purposes, but shall be under no obligation so to do; and all sums so expended or advanced shall be at once payable by the Corporation on demand and shall bear interest at the annual rate of fifteen percent (15%) until paid, and shall be payable out of any funds coming into the possession of the Holder in priority to the other indebtedness hereunder, but no such performance or payment shall be deemed to relieve the Corporation from any default hereunder nor shall the right of the Holder under this subsection impose any obligation upon the Holder to perform any covenant of the Corporation.

2. Conversion

2.1 Conversion at the Demand of the Holder. Upon and subject to the conditions contained herein, the Holder shall have the right at any time up to and including June 21, 2013, and whether or not a Default Event has occurred, to convert all or a portion of the Principal Amount into fully paid and non-assessable common shares of the Corporation (“Shares”) at a conversion rate equal to the price of any aggregate financing exceeding Five Hundred Thousand US Dollars less a discount of 25% per share.

2.2 Registration and Legends. This Note and the shares issuable upon conversion of this Note have not been registered under the Act. Upon conversion, in whole or in part, of this Note, the certificates representing the shares shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

The Corporation undertakes to piggyback this Note and any shares issued upon conversion of this Note into any Registration Statement it files during the term of this Debenture.

2.3 Procedure for Conversion. If the Holder desires to convert all or part of this Debenture into Shares, the Holder shall deliver a written notice to the Corporation exercising the right to convert together with this Debenture. Upon deliver of such notice and Debenture, the Holder shall be deemed, for all purposes, to be the holder of record of such number of fully paid and non-assessable Shares in which this Debenture may be converted pursuant to such notice provided. The Holder shall be entitled to delivery by the Corporation of a certificate or certificates representing such Shares promptly after the exercise of such right of conversion. The Corporation shall also deliver to the Holder a duly endorsed Debenture to reflect partial payment if the conversion related to part of the Principal Amount.

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2.4 Reservation of Shares. So long as this Debenture is outstanding, the Corporation shall reserve and conditionally allot against the conversion rights conferred to the Holder by this Debenture, a sufficient number of common shares of the Corporation to enable this Debenture to be converted at the rate provided herein.

2.5 Anti-Dilution Provision. The number of shares to be issued to the Holder hereunder will be adjusted proportionally in the event that the Corporation (i) subdivides or re-divides the outstanding and issued common shares into a greater number of shares, or (ii) issue shares or securities convertible into share to the holders of all or substantially all of the outstanding and issued shares by way of a stock dividend. It is specifically agreed that in the event that the Corporation consolidates the outstanding and issued common shares into a smaller number of shares, the conversion rate (as described in Section 2.1) in effect at such time shall not be changed.

3. Default

3.1 Default Events. The entire unpaid and unredeemed balance of the Principal Amount and Default Interest accrued and unpaid on this Debenture shall, at the election of the Holder, be and become immediately due and payable, and any and all other security documents held by the Holder shall become immediately enforceable, upon the occurrence of any of the following events (a "Default Event"):

(a) the non-payment by the Corporation when due of principal and interest or of any other payment as provided in this Debenture or with respect to any other indebtedness owed by the Corporation;

(b) default by the Corporation in the performance of or compliance with any term in any of Sections 1, or any provision of the Debenture Purchase Agreement;

(c) default by the Corporation in the performance of or compliance with any other term or provision of this Debenture, where such default is not remedied within thirty (30) days after the Holder gives the Corporation written notice thereof; or

(d) the Corporation (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute; (v) has any judgment entered against it in excess of $100,000 in any one instance or in the aggregate during any consecutive 12 month period or has any attachment or levy made to or against any of its property or assets; (vi) defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vii) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against any of its property or assets.

3.2 Payment of Prior Ranking Indebtedness. Upon the occurrence of a Default Event, in addition to (and not in substitution for, exclusive of nor dependent on) any other remedies contained herein, or in any existing or future security document granted by the Corporation to the Holder, and to all other remedies existing at law or in equity or by statute, the Holder, shall be permitted to make payments to parties having prior charges or encumbrances on properties owned by the Company or on properties on which the Company may hold charges or encumbrances, and the full amount of such payments shall be due and payable upon demand by the Holder, and shall be added to and shall form part of the Principal Amount of this Debenture, on which interest shall accrue and be payable as hereinbefore provided, and in respect of which the Security shall secure the due and prompt repayment thereof.

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3.3 Remedies Cumulative. Each right, power or remedy of the Holder, on behalf of Holder, upon the occurrence of any Default Event as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder, on behalf of Holder, of any or all such other rights, powers or remedies.

4. General

4.1 Failure to Act and Waiver. No failure or delay by Holder to insist upon the strict performance of any term of this Debenture or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Debenture, or to declare a default for failure to effect such payment of any such other amount. The failure of the Holder to give notice of any failure or breach of the Corporation under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

4.2 Consent to Jurisdiction. The Corporation hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Nevada, including the United States District Court for the District of Nevada, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder, and by the issuance and execution of this Debenture the Corporation irrevocably consents to the jurisdiction of each such court.

4.3 Transfer. This Debenture may only be transferred in accordance with the provisions of Section 7.4 of the Debenture Purchase Agreement and the requirements set out in the legend on the first page hereof.

4.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

to the Corporation at:

Petrosonic Energy, INC.

57 Valley Woods Way NW

Calgary, AB, T3B 6A5

Canada

to the Holder:

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jacksonbennett@corptrax.com

or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

4.5 Governing Law. This Debenture shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflicts of law principles, or, where applicable, the laws of the United States.

4.6 (a)   Investment Intent: Authority. The Holder is acquiring the Debenture and any Shares issuable upon conversion of the Debenture for investment for the Holder’s own account, and not as nominee or agent for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. The Holder has the full right, power, authority and capacity to enter into and perform under this Debenture and this Debenture will constitute a valid and binding obligation upon the Holder.

(b)   Registration of Debenture and Shares. The Holder understands and acknowledges that resale of the Shares may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under state law or an exemption from such registration and such qualification is available.

(c)    No Transfer. The Holder will not dispose of the Shares, other than in conjunction with an effective registration statement or applicable exemption from registration under the Securities Act and other than in compliance with the applicable state securities laws provided (a) it shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Corporation, it shall have furnished the Corporation with an opinion of counsel satisfactory in form and substance to the Corporation and the Corporation's counsel to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local, or foreign law has been taken.

(d)   Accredited Investor. The Holder represents and warrants to, and covenants with, the Corporation that: (i) the Holder is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and the Holder is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Debenture, including investments in securities issued by the Corporation and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Debenture; (ii) the Holder has carefully read and fully understands the risks involved with an investment in the Corporation including, without limitation, the risks identified in the Corporation's periodic reports filed with the SEC (the "Exchange Act Documents").

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(e)   Access to Information. The Holder acknowledges that it has had access to the Exchange Act Documents and has carefully reviewed the same. The Holder further acknowledges that the Corporation has made available to it the opportunity to ask questions of and receive answers from the Corporation's officers and directors concerning the terms and conditions of this Debenture and the business and financial condition of the Corporation, and the Holder has received to its satisfaction, such information about the business and financial condition of the Corporation and the terms and conditions of the Debenture as it has requested. The Holder has carefully considered the potential risks relating to the Corporation and a purchase of the Debenture, and fully understands that the Debenture and Shares are speculative investments, which involve a high degree of risk of loss of the Holder’s entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption “Risk Factors” in the Exchange Act Documents.

(f)     Foreign Matters. The Holder acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Corporation that would permit an offering of the Debenture, or possession or distribution of offering materials in connection with the issuance of the Debenture, in any jurisdiction outside the United States where legal action by the Corporation for that purpose is required.

(g)   Compliance with Laws. The Holder will not use any of the Shares to cover any short position in the Common Stock of the Corporation if doing so would be in violation of applicable securities laws.

IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed under its corporate seal.

WITNESS:	Petrosonic Energy, Inc.

	By:	/s/ Art Agolli
Artan Agolli, President

Print Name of Witness

Address – Number and Street

City, State, Zip Code

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US$ Wire Instructions

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